UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2021 (May 11, 2021)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ConocoPhillips held its annual meeting of stockholders on May 11, 2021.  The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 15 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Charles E. Bunch	1,005,028,176	34,627,207	1,424,619	126,107,450
Caroline Maury Devine	1,029,234,879	10,289,127	1,555,996	126,107,450
John V. Faraci	1,009,084,759	30,502,610	1,492,633	126,107,450
Jody Freeman	1,028,396,824	11,335,154	1,348,024	126,107,450
Gay Huey Evans OBE	1,031,969,351	7,718,891	1,391,760	126,107,450
Jeffrey A. Joerres	1,012,479,151	26,901,374	1,699,477	126,107,450
Ryan M. Lance	980,162,836	54,144,868	6,772,298	126,107,450
Timothy A. Leach	1,022,128,727	17,126,143	1,825,132	126,107,450
William H. McRaven	1,020,282,028	19,410,775	1,387,199	126,107,450
Sharmila Mulligan	1,018,329,257	21,191,659	1,559,086	126,107,450
Eric D. Mullins	1,034,334,303	5,209,926	1,535,773	126,107,450
Arjun N. Murti	1,012,097,516	27,514,593	1,467,893	126,107,450
Robert A. Niblock	880,695,061	150,974,738	9,410,203	126,107,450
David T. Seaton	1,032,791,522	6,835,128	1,453,352	126,107,450
R.A. Walker	1,004,311,568	35,106,070	1,662,364	126,107,450

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2021 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Ratification of Appointment of Ernst & Young LLP as ConocoPhillips’ Independent Registered Public Accounting Firm	1,115,771,503	49,921,636	1,494,313	-

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory approval of the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Advisory Approval of the Compensation of our Named Executive Officers	961,950,468	75,831,911	3,297,623	126,107,450

STOCKHOLDER PROPOSAL – SIMPLE MAJORITY VOTE STANDARD

A stockholder proposal for the Board of Directors to take each step necessary so that each voting requirement in our charter and bylaws that calls for a greater than simple majority vote be eliminated and replaced by a requirement for a simple majority vote in compliance with applicable laws was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Simple Majority Vote Standard	1,031,539,986	7,544,178	1,995,838	126,107,450

STOCKHOLDER PROPOSAL - EMISSION REDUCTION TARGETS

A stockholder proposal for ConocoPhillips to set emission reduction targets covering the greenhouse gas emissions of the company’s operations as well as its energy products (Scope 1, 2 and 3) was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Nonvotes
Stockholder Proposal – Emission Reduction Targets	610,416,225	418,551,812	12,111,965	126,107,450

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Shannon B. Kinney
May 13, 2021	Shannon B. Kinney Deputy General Counsel, Chief Compliance Officer and Corporate Secretary